Supplement to the John Hancock Money Market Funds Prospectus
                               dated July 15, 2004


On page 9, under the heading "Opening an Account" the minimum initial investment for retirement accounts has been changed to $500.


On page 14, the "Retirement plans" section under the heading "Additional Investor Services" has been deleted and replaced with the following:

John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



December 1, 2004